THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY
NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT   AN
EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                   WARRANT TO PURCHASE STOCK


Corporation:             Sanctuary    Woods    Multimedia
                         Corporation, a British Columbia corporation
Number of Shares:        200,000 (subject to Section 1.3)
Class of Stock:          Common
Initial Exercise Price:  US $0.5625 per share (subject to Section
                         1.9)
Issue Date:              May 30, 1996
Expiration Date:         May 30, 2001 (subject to Section 4.1)


     This Warrant Certifies That, in consideration of the payment of $1.00 and for other good and valuable consideration, Imperial Bank ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

                                1

                            Exercise

     1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2 Net Exercise Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to
Section 1.5.

     1.3 Reduction of Shares Subject to Warrant. In the event that the Company receives cash proceeds equal to or exceeding $3,000,000 from the issuance and sale of its common stock, other equity securities or convertible subordinated debt or subordinated debt (which subordinated debt shall be satisfactory to Holder) after the date of issuance of this Warrant and before June 30, 1996 (exclusive of any securities issued pursuant to convertible subordinated debt or subordinated debt outstanding on the date of issuance of this Warrant) and the President or Chief Financial Officer of the Company certifies the same to Holder in writing, the number of Shares as to which this Warrant may be exercised shall be automatically reduced to one-half (_) of the number of Shares for which this Warrant would otherwise be exercisable. Only one such reduction shall be made pursuant to this Section 1.3. Neither shall a reduction occur in the number of Shares subject to this Warrant nor shall a limitation exist on the number of Shares for which this Warrant may at any time be exercised, in either case pursuant to this Section 1.3, after June 30, 1996.

     1.4 No Fractional Shares. No fractional shares shall be issued upon exercise or conversion of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to the fair market value of a Share (as determined pursuant to Section 1.5) multiplied by such fraction.

     1.5 Fair Market Value. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.6 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.7 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.8      Repurchase on Sale, Merger, or Consolidation of the
Company.

          1.8.1 "Acquisition." For the purpose of thisWarrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.8.2 Assumption of Warrant.If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

          1.8.3 Nonassumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of his Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

          1.8.4   Purchase Right.  Notwithstanding the foregoing, at
the   election   of  Holder,  the  Company  shall  purchase   the
unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Warrant Price of the Shares, but in no event less than zero.

     1.9      Increase in Exercise Price.

          1.9.1 In the event that the Company receives cash proceeds equal to or exceeding $3,000,000 from the issuance and sale of its common stock, other equity securities or convertible subordinated debt after the date of issuance of this Warrant and before June 30, 1996 (exclusive of any securities issued pursuant to convertible subordinated debt or subordinated debt outstanding on the date of issuance of this Warrant) and the President or Chief Financial Officer of the Company certifies the same to Holder in writing, then the Initial Exercise Price shall automatically be reset to equal the average price per share paid for such securities assuming such securities, if convertible into common stock were so converted.

          1.9.2 The Initial Exercise Price set forth above shall be increased on each anniversary of the Issue Date as follows:

               Date                Amount of Increase

          First Anniversary                   0%
          Second Anniversary                 15%
          Third Anniversary                  15%
          Fourth Anniversary                 15%



                                2

                   Adjustments To The Shares

     2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3   Adjustments for Combinations, Etc.  If the outstanding
Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time, in the manner set forth on Exhibit A attached hereto in the event of Diluting Issuances (as defined on Exhibit A).

     2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.


                                3

          Representations And Covenants Of The Company

     3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the average closing price on the Vancouver Stock Exchange over the thirty (30) calendar day period preceding the date hereof.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above;
(2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights; provided, however, that nothing in this
Section 3.2 shall require the Company to give notice to any Holder prior to the earlier of the date notice is given or required to be given to other shareholders of the Company.

     3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

     3.4 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B hereto.


                                4

                         Miscellaneous

     4.1 Term: Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

     4.2   Legends.   This   Warrant  and   the Shares  (and  the
securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws and the rules of the Vancouver Stock Exchange by the transferor and the transferee (including, without limitation, the delivery of investment representation letters, legal opinions reasonably satisfactory to the Company and the written approval of the Vancouver Stock Exchange). The Company shall not require Holder to provide an opinion of counsel or obtain Vancouver Stock Exchange approval if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4   Transfer  Procedure.  Subject  to  the provisions   of
Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6  Waiver.  This  Warrant  and any  term   hereof  may  be
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                           Sanctuary Woods Multimedia Corporation

                              By:       /s/ Charlotte J. Walker

                              Name:     Charlotte J. Walker
                                        President

                           Appendix 1

                       NOTICE OF EXERCISE


      1      The       undersigned  hereby  elects  to   purchase
shares of the Common Stock of Sanctuary Woods Multimedia Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

      1.    The undersigned hereby elects to convert the attached
Warrant into shares in the manner specified in Section 1.2 of the
Warrant.    This   conversion  is  exercised  with   respect   to
of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     2      Please issue a certificate or certificates representing
said shares in the name of the undersigned or in such other name as is specified below:


               (Name)




               (Address)

     3         The undersigned represents it is acquiring the shares
solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.



                              (Signature)


(Date)

                           Appendix 2

             NOTICE THAT WARRANT IS ABOUT TO EXPIRE


                                      ,


(Name of Holder)

(Address of Holder)

Attn:  Chief Financial Officer


Dear                        :

This  is  to advise you that the Warrant issued to you  described
below will expire on                          , 19   .

     Issuer:

     Issue Date:

     Class of Security Issuable:

     Exercise Price Per Share:

     Number of Shares Issuable:

     Procedure for Exercise:

Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant.
This is your only notice of pending expiration.



                              (Name of Issuer)

                              By:

                              Its:

                           Exhibit A

                    ANTI-DILUTION PROVISIONS


      This Exhibit (this "Exhibit") is an exhibit to that certain
Warrant to Purchase Stock (the "Warrant") between Sanctuary Woods
Multimedia   Corporation  (the  "Company")  and   Imperial   Bank
("Holder").  The Company covenants and agrees as follows:

     (A) Upon each issuance by the Company of any Additional Stock (as defined below) after the Issue Date without consideration or for a consideration per share less the Protected Price (as defined below), the Warrant Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Exhibit) be adjusted to a price determined by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (assuming full conversion of all outstanding options, warrants, rights or convertible or exchangeable securities of the Company) immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the corporation for such issuance would purchase at the Protected Price; and the denominator of which shall be the number of shares of Common Stock outstanding (assuming full conversion of all outstanding options, warrants, rights or convertible or exchangeable securities of the Company) immediately prior to such issuance plus the number of shares of such Additional Stock.

     (B) No adjustment of the Warrant Price shall be made in an amount less than one cent per share, provided that any adjustments which by reason of this Section (B) are not required to be, and are not, made, shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of the Warrant Price pursuant to this Exhibit shall have the effect of increasing the Warrant Price above the Warrant Price in effect immediately prior to such adjustment; provided, however, that in no event shall the aggregate exercise price for all Shares exceed the initial aggregate exercise price for all Shares.

     (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

     (D)   In  the  case  of the  issuance of Common Stock for  a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by applying the procedures of valuation set forth in Section 1.5 in respect of the consideration other than cash.

     (E) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Exhibit:

       (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exerciseability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (C) and (D), above), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

       (2) The aggregate maximum number of shares of CommonStock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (C) and (D), above).

       (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

       (4) Upon the expiration of any such options or rights, the termination of any such rights or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such securities or upon the exercise of the options or rights related to such securities.

       (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections
(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (E)(3) or (4), above.

     (F) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section
(E)), above, by the Company other than options issued or issuable to employees, consultants or directors of the Company which have been approved by the shareholders of the Company. "Protected Price" shall mean $1.00 per share, which price shall be adjusted in the same manner, but after, each adjustment of the Warrant Price required under Article 2 of the Warrant.

     (G) Subject to Section (H) below, upon each adjustment of the Warrant Price pursuant to this Exhibit (in this Section (G) called the "Latest Purchase Price Adjustment") the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Warrant Price per share resulting from such Latest Purchase Price Adjustment, the number of shares (calculated to the nearest 1/100th of a share), obtained by (x) multiplying the number of shares subject to this Warrant (as adjusted from time to time as a result of all adjustments to the Warrant Price made prior to such Latest Purchase Price Adjustment) by the Warrant Price in effect immediately prior to such Latest Purchase Price Adjustment, and (y) dividing the product so obtained by the adjusted Warrant Price resulting from such Latest Purchase Price Adjustment. Subject to Section (H) below, upon any partial exercise of this Warrant, the number of shares subject to this Warrant shall be adjusted so that immediately after such exercise, the number of shares subject to this Warrant shall be the difference between (i) the number of shares subject to this Warrant as in effect immediately prior to such partial exercise minus (ii) the number of shares of Common Stock issued upon such partial exercise of this Warrant.

      (H) Notwithstanding anything in this Exhibit A to the contrary, no adjustment to the number of shares into which this Warrant is exercisable shall be made pursuant to this Exhibit A to the extent such would cause the total number of shares into which this Warrant is exercisable to exceed one and one-half times the number of shares into which this Warrant would have been exercisable without regard to this Exhibit A.

                           Exhibit B

                      REGISTRATION RIGHTS

     1        This Exhibit (this "Exhibit") is an exhibit to that
certain Warrant to Purchase Stock (the "Warrant") between Sanctuary Woods Multimedia Corporation (the "Company") and Imperial Bank ("Holder"). The Company covenants and agrees as follows:

      1.1 Definitions. Terms defined in the Warrant shall have the same meaning in this Exhibit as ascribed to such terms in the Warrant. In addition, for purposes of this Exhibit:

        (a)  The term "register," "registered," and "registration"
refer to a registration  effected   by  preparing  and  filing  a
registration statement or similar document in compliance with the
Securities  Act  of  1933,  as  amended  (the  "Act"),  and   the
declaration or ordering of effectiveness of such registration Statement or document;

        (b) The term "Registrable Securities" means the Common Stock issuable or issued upon exercise or conversion of the Warrant, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Exhibit are not assigned;

         (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

         (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

         (e) The terms "Form F-2" and "Form F-3" means each such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

       1.2   Short-Form Registrations.

         (a) The Holders of a majority of the Registrable Securities may request registration under the Act of all or part of their Registrable Securities (as applicable) on Form F-2 or F-3 or any similar short-form registration ("Short-Form Registrations"), if
available.   Within  ten  (10) days after  receipt  of  any  such
request, the Company will give written notice of such request  to all  other  Holders  and  will include in such  registration  all
Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the receipt of the Company's notice.  Subject  to the limitations of subsection 1.2(b), as soon as reasonably practicable, and in any event within 60 days of the receipt of such request (or such later date as may be reasonably required to enable the Company to prepare such financial statements as are required to be filed in the registration statement) file a
registration   statement  under  the  Act   covering   all   such
Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective as soon as reasonably possible. The Company shall have the right to delay the  filing of a registration statement pursuant to this  Section for up to 180 days from the date of receipt of a request for such registration if the Company has filed or had in good faith previously intended to file a registration statement for a firm commitment or best efforts underwritten public offering in which the Holders are entitled to participate pursuant to Section 1.3, provided that such period shall terminate at such time as the
Company   ceases  to  make  good  faith  efforts  to  file   such
registration statement.

        (b) If the Holders initiating the Short-Form Registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in
subsection  1.2(a).   The  underwriter  will  be  selected  by  a
majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such Short-
Form   Registration  shall  be  conditioned  upon  such  Holder's participation in such underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and
such   Holder)  to  the  extent  provided  herein.   All  Holders
proposing   to   distribute   their   securities   through   such
underwriting shall (together with the Company as provided in subsection 1.4(c)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders.

        (c)  The Company is obligated to effect no more than (i) one
(1) such Short-Form Registration on Form F-2, or (ii) two (2) such registrations on Form F-3, provided that the Company shall only be required to effect one (1) registration on behalf of Initiating Holders in any twelve-month period.

        (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

        (e) The Company will not include in any Short-Form Registration any securities which are not Registrable Securities without the written consent of the holders of at least a majority of the Registrable Securities requesting such registration. If other securities are permitted to be included in a Short-Form Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned.

        1.3 Piggyback Registration Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a stock option, stock purchase or similar plan, or to purchasers in connection with a business combination or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, that the aggregate value of the Registrable Securities which all of Holders have requested to be registered shall equal or exceed $100,000 or any lesser amount if they are the entire balance of the Registrable Securities in fair market value at the time of such request. The Company is obligated to cause an unlimited number of registrations of Registrable Securities pursuant to this Section 1.3.

        1.4 Obligations of the Company. Whenever required under this Exhibit to effect the registration of any Registrable
Securities, the Company shall, as expeditiously as reasonably possible:

        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the
Registrable   Securities   registered   thereunder,   keep   such
registration statement effective for up to ninety (90) days.

        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

        (c)  Furnish to the Holders such  numbers  of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the provisions of such underwriting agreement shall not contain any provision that is inconsistent
with   this  Agreement.   Each  Holder  participating   in   such
underwriting shall also enter into and perform its obligations under such an agreement.

        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Exhibit, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Exhibit, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective: (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Exhibit with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably necessary to effect the registration of such Holder's Registrable Securities.

        1.6  Expenses of  Short-Form Registrations.  All expenses
other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

        1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, rising or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

        1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section
1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters); provided, however, that nothing herein or in the terms of such underwriting shall permit the Company or the underwriters to exercise their discretion in any way which would limit the number of Registrable Securities included in such underwriting.

        1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of
this  Exhibit.   If,  following the date of  effectiveness  of  a
registration statement under this Agreement, the Company advises the Holders which have included their Registrable Securities in such registration statement of the occurrence of an event or circumstances affecting the Company which, in the good faith judgment of the Company, would be seriously detrimental to the Company and its shareholders if disclosed publicly, the Holders of Registrable Securities whose shares are included in such registration statement shall suspend all sales pursuant  to  such
registration   pending  public  disclosure  of  such   event   or
circumstances, provided that such period of suspension shall not be for more than 60 days.

        1.10  Indemnification.  In the  event   any   Registrable
Securities  are included in a registration statement  under  this
Exhibit:

        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action (provided that the Company shall not be required to pay for the legal expenses of more than one counsel for all such indemnified persons); provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection l.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

        (d)  If the indemnification provided for in this  Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this
Section 1, and otherwise.

        1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F-2 or Form F-3, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

         (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form F-2 or Form F-3 for the sale of their Registrable Securities;

         (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

         (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement flied by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Exhibit may be assigned (but only with all related obligations)
by a Holder to a transferee or assignee of such securities provided the Company is, promptly following such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided,
further,  that  such  assignment  shall  be  effective  only   if
immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and provided such transferee or assignee agrees to be bound by the terms of this Exhibit.

        1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section l.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the effective date of any registration effected pursuant to Section 1.2 if the request for registration pursuant to Section 1.2 preceded the request for registration by such holder or prospective holder or within one hundred twenty (120) days after the effective date of any registration effected pursuant to Section 1.2.